UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2021 (September 2, 2021)

SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1 E. Sheridan Ave, Suite 500 Oklahoma City, Oklahoma	73104
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 429-5500
Not Applicable.
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant Section 13(a) of the Exchange Act.  ☐

Item 1.02 Termination of a Material Definitive Agreement.

On September 2, 2021, SandRidge Energy, Inc (the “Company”) repaid in full all outstanding indebtedness and terminated all commitments and obligations under its Credit Agreement, dated July 26, 2021 (as amended, the “Credit Amendment”), between the Company, as Borrower, IEP Energy Holding LLC, as Lender, and Icahn Agency Services LLC, as Administrative Agent. The Company’s payment to the Lender under the Credit Agreement was approximately $20.0 million, which satisfies all of the Company’s debt obligations. The Company did not incur any early termination penalties as a result of the repayment of indebtedness or termination of the Credit Agreement, which provided that both the term loan and revolving line under the Credit Agreement matured as of November 30, 2023. In connection with the repayment of outstanding indebtedness by the Company, the borrowers were automatically and permanently released from all security interests, mortgages, liens and encumbrances under the Credit Agreement. The material terms of the Credit Agreement are described in the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 30, 2020.

The foregoing summary of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Credit Agreement, which was filed as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on November 30, 2020, and the first amendment to the Credit Agreement, which was filed as Exhibit 10.1 on the Company’s Form 8-K filed with the SEC on July 28, 2021, and is incorporated herein by reference.

As previously disclosed, on August 13, 2021, the Company entered into a swap intercreditor agreement with J. Aron and Company LLC, as Energy Hedge Provider and Icahn Agency Services LLC, as Administrative Agent (the “Swap Intercreditor Agreement”) on August 11, 2021. All commitments and obligations under the Swap Intercreditor Agreement were also terminated on September 2, 2021. The description of the Swap Intercreditor Agreement is qualified in its entirety by reference to the full text of the Swap Intercreditor Agreement, which was filed as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on August 13, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: September 3, 2021	By:	/s/ Salah Gamoudi

Salah Gamoudi
Senior Vice President, Chief Financial Officer and Chief Accounting Officer